                                                                 Exhibit 99.2(i)


[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2002-S1

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated January 1, 2002 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,



/s/ Lucy P. Gambino
-------------------

Lucy P. Gambino
Vice President





Certified March 26, 2003

                                                                Exhibit 99.2(ii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2002-S2

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated January 1, 2002 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,



/s/ Lucy P. Gambino
-------------------

Lucy P. Gambino
Vice President





Certified March 26, 2003

                                                               Exhibit 99.2(iii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2002-S3

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated January 1, 2002 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,



/s/ Lucy P. Gambino
-------------------

Lucy P. Gambino
Vice President





Certified March 26, 2003

                                                                Exhibit 99.2(iv)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2002-S4

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated February 1, 2002 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer, Countrywide Home Loans Servicing LP, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,



/s/ Lucy P. Gambino
-------------------

Lucy P. Gambino
Vice President





Certified March 26, 2003

                                                                 Exhibit 99.2(v)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2002-S5

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated February 1, 2002 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,



/s/ Lucy P. Gambino
-------------------

Lucy P. Gambino
Vice President





Certified March 26, 2003

                                                                Exhibit 99.2(vi)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2002-S6

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated April 1, 2002 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer, Washington Mutual Mortgage Securities Corp., Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,



/s/ Lucy P. Gambino
-------------------

Lucy P. Gambino
Vice President





Certified March 26, 2003

                                                               Exhibit 99.2(vii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2002-S7

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated May 1, 2002 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,



/s/ Lucy P. Gambino
-------------------

Lucy P. Gambino
Vice President





Certified March 26, 2003

                                                              Exhibit 99.2(viii)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2002-S8

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated December 1, 2002 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,



/s/ Lucy P. Gambino
-------------------

Lucy P. Gambino
Vice President





Certified March 26, 2003

                                                                Exhibit 99.2(ix)

[CHASE LOGO]
Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, OH  43219
1-800-848-9136 Customer Service
1-800-582-0542 TDD / Text Telephone

                              OFFICERS' CERTIFICATE
                      CHASE MANHATTAN MORTGAGE CORPORATION
                    MORTGAGE PASS THROUGH CERTIFICATE 2002-A1

Pursuant to Section 5.25 of the Pooling and Servicing Agreement dated June 1, 2002 among Chase Mortgage Finance Corporation, Depositor, Chase Manhattan Mortgage Corporation, Servicer and Citibank, N.A., Trustee, Chase Manhattan Mortgage Corporation hereby provides the following Officers' Certificate:

(i) A review of the activities of the Master Servicer during the preceding calendar year and of performance under the related Pooling and Servicing Agreement has been made; and

(ii) to the best of such Servicing Officer's knowledge, based on such review, the Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such Servicing Officer and the nature and status thereof,



/s/ Lucy P. Gambino
-------------------

Lucy P. Gambino
Vice President





Certified March 26, 2003

                                                                Exhibit 99.2(xi)


[Washington Mutual Mortgage Securities Corp. Letterhead]


March 27, 2003



Citibank, N.A.
111 Wall Street, 5th Floor
New York, NY 10043
Attn: Peter Pavlynscin

Re: Annual Statement as to Compliance for WAMU Mortgage Securities Corp.
    --------------------------------------------------------------------

Dear Mr. Pavlynscin:

Please be advised that, in accordance with the pooling and servicing agreements (each, an "Agreement") executed between Citibank, N.A. and Washington Mutual Mortgage Securities Corp. (f/k/a PNC Mortgage Securities Corp.) (the "Master Servicer"), acting in its capacity as master servicer under each Agreement, during the preceding calendar year and its performance under the Agreements and, to the best of my knowledge, the Master Servicer has fulfilled all of its obligations under the Agreements during such year.

Please find enclosed the Independent Accountant's Report for the year ended December 31, 2002.

Sincerely,

/s/ Richie Moore

Richie Moore
Vice President
Master Servicing Division

Encls.

WASHNGTON MUTUAL MORTGAGE SECURITIES CORP.

Exhibit I

Pool                       Series
Number                     Name
------                     ---------
1663                       2000-CMC-01